SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K


                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  August 14, 2002
                                                       ---------------

                         Outback Steakhouse, Inc.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


      Delaware              1-15935              59-3061413
  ---------------       ----------------        -------------
  (State or other       (Commission File        (IRS Employer
  jurisdiction of           Number)          Identification No.)
   incorporation


2202 North Westshore Boulevard, 5th Floor
        Tampa, Florida                        33607
-----------------------------------------   ----------
(Address of principal executive             (Zip Code)
           offices)


    Registrant's telephone number, including area code:  (813) 282-1225
                                                         --------------
                      Not applicable.
                      ---------------
   (Former name or former address, if changed since last report)

ITEM 9.   Regulation FD Disclosure.

     On August 13, 2002, each of the Principal Executive Officer, Chris T. Sullivan, and the Principal Financial Officer, Robert S. Merritt, of Outback Steakhouse, Inc. ("Outback") made sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as an Exhibit.

     On August 14, 2002, each of the Principal Executive Officer, Chris T. Sullivan, and the Principal Financial Officer, Robert S. Merritt, of Outback made certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying Outback's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. A copy of each of these certifications is attached hereto as an Exhibit.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                OUTBACK STEAKHOUSE, INC.


                                By:/s/  Robert S. Merritt
                                Robert S. Merritt, Senior Vice President,
                                Chief Financial Officer and Treasurer

DATED:  August 14, 2002


                               EXHIBIT INDEX


Exhibit    Description
No.

99.1 Statement under oath of the Principal Executive Officer, Chris T. Sullivan, of Outback Steakhouse, Inc., pursuant to Securities and Exchange Commission Order No. 4-460.
99.2 Statement under oath of the Principal Financial Officer, Robert S. Merritt, of Outback Steakhouse, Inc., pursuant to Securities and Exchange Commission Order No. 4-460.
99.3 Certification of the Principal Executive Officer, Chris T. Sullivan, of Outback Steakhouse, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.4 Certification of the Principal Financial Officer, Robert S. Merritt, of Outback Steakhouse, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.